                                                                   EXHIBIT 10.32

                          TRADEMARK LICENSE AGREEMENT

     THIS TRADEMARK LICENSE AGREEMENT (the "Agreement") is made and entered into as of the date last below written (the "Effective Date") by and between PETsMART, INC., a Delaware corporation ("Licensor"), and PETsMART.COM, a Delaware corporation ("Licensee").

                                   Recitals

     WHEREAS, Licensor has adopted and owns the marks "PETsMART" and "R.C. STEELE" in typed form and stylized formats all as reflected on Exhibit A hereto (the "Licensed Marks") in connection with the production, promotion, marketing, distribution and sales of pet food and supplies and related services;

     WHEREAS, Licensor is the owner of registrations for and applications to register the Licensed Marks in the United States and certain other jurisdictions, as reflected on Exhibit B hereto;

     WHEREAS, the parties wish to collaborate to sell pet-related products to consumers and to make available pet-related information on-line via a web site to be operated by Licensee under the Licensed Marks; and

     WHEREAS, the parties are concurrently entering into separate concurrent agreements relating to Joint Marketing, Web-Hosting, Merchandising and Sales, and Distribution and Fulfillment (the "Related Agreements").

                                   Agreement

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations contained herein, the parties agree as follows:

     1.   Grant and Scope of License.

          1.1 Grant of License. Subject to the limitations set forth below, Licensor grants to Licensee and Licensee accepts an exclusive (even as to Licensor), royalty-free, worldwide license to use the Licensed Marks as service marks, and on packaging shipment labels, and the name PETSMART.COM as a corporate name and domain name, solely for the purpose of operating an on-line retail pet supply business under the URL PETSMART.COM (including the development and operation of the site as on-line interactive destination regarding pets and pet care), which URL Licensor shall maintain. Licensee shall additionally have the non-exclusive right to use the Licensed Marks in on-line and off-line promotional advertising of its on-line business activities described above (collectively, the "Licensed Uses.") Licensee shall not use the Licensed

Marks in connection with any activities other than the Licensed Uses without prior wriften approval of Licensor.

          1.2 Form of Use. Licensee shall use the Licensed Marks only in the form(s) set forth on Exhibit A hereto or otherwise approved in writing by Licensor and shall include where appropriate the designations (R) and (TM) and a statement that the Licensed Marks are the trademarks of PETsMART, Inc., and other proprietary notices as reasonably required by Licensor from time-to-time. Licensee agrees to comply with all applicable laws and regulations pertaining to the proper use and designation of trademarks in each country in which Licensee uses the Licensed Marks.

          1.3 Other Marks. In addition to the Licensed Marks, Licensor is the owner of a number of other marks that function as Licensor's private label brands. The parties contemplate that Licensee will promote and sell certain of Licensor's private label brands in the ordinary course of Licensee's activities as a merchant. In the event that such activities require licensing of certain of Licensor's other marks to Licensee, the parties shall cooperate and enter into the appropriate form of agreement granting Licensee the right to engage in such activities.

     2. OBLIGATIONS OF LICENSEE.

          2.1  Quality Control.

               (a) The nature and quality of all services rendered by Licensee and all goods sold by Licensee in connection with the Licensed Marks and all advertising and promotional uses and all other related uses of the Licensed Marks by Licensee shall be of the highest standards of product quality, honesty, integrity, fair dealing and ethics conforming to standards set by and under the control of Licensor. Without limitation, Licensee shall not sell or offer for sale under the Licensed Marks, dogs, cats, or any other animal or type of products that is inconsistent with maintaining the association of the Licensed Marks with safe, humane and responsible pet ownership. Similarly, Licensee shall not sell or offer for sale any animal for research or experimentation purposes.

               (b) Licensor shall have the right to monitor the quality of the services provided by Licensee and the depiction of the Licensed Marks, and Licensee agrees to assist Licensor in monitoring quality by providing to Licensor customer communications expressing customer satisfaction or complaints with respect to Licensee's operation of the web site under the Licensed Marks.

               (c) Licensee shall additionally make available to Licensor, for its approval, exemplars of all uses of the Licensed Marks on web site pages and on and in promotional materials. Licensor shall have the right to make reasonable objections to any such sample on the grounds that Licensor believes that the use of such materials by Licensee will be damaging to the value of, or reputation associated with, the Licensed Marks, be dilutive of the Licensed marks or do not meet the standards of quality required by Licensor. Licensor shall exercise its approval rights in good faith and any request for modification of a submission shall include an adequate explanation.

               (d) Licensee agrees to undertake such other steps as Licensor may reasonably request to assist Licensor in monitoring the quality of the services provided by Licensee under the Licensed Marks.

               (e) Licensee shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to its sale, distribution and advertising of the goods and services under the Licensed Marks and shall not do or suffer to be done any act or thing that would impair Licensor's rights in the Licensed Marks or damage the reputation for quality inherent in the Licensed Marks.

               (f) Subject to the provisions of Section 4.2, Licensor has the right to take all action which it deems necessary to ensure that the Licensee's activities under and uses of the Licensed Marks are consistent with the reputation for quality and prestige of the Licensed Marks.

          2.2 Indemnity of Licensor. Licensee agrees to indemnify and hold Licensor harmless from and against any loss, claim, damage cost, expense (including reasonable attorneys' fee) or liability worldwide to third parties arising out of or in connection with promotion, marketing and distribution of goods and services under the Licensed Marks which are in violation of the terms of this Agreement, provided that (a) Licensor promptly notifies Licensee in writing of any such claim and (b) permits Licensee to assume sole control of the defense and/or settlement of such claim, subject to Licensee's cooperation with Licensor to protect the reputation for quality and integrity associated with the Licensed Marks. Licensee shall defend or settle any such claim at Licensee's expense and with Licensee's choice of counsel. Licensor shall cooperate with Licensee, at Licensee's expense, in defending or settling such claim, and Licensor may join in defense with counsel of its choice at Licensor's expense. Licensor may not settle any claim without Licensee's consent.

          2.3 Confusingly Similar and/or Combination Marks. Licensee agrees not to adopt or use any other trademark, word, symbol, letter, design or mark
(i) in combination with any of the Licensed Marks in a manner that would result in a new mark creating a separate commercial impression from the Licensed Mark (a "Combination Mark") or (ii) that is confusingly similar to the Licensed Marks; provided, however, that Licensee may use the Licensed Marks with other marks or names if such other marks or names are sufficiently separated from the Licensed Marks and sufficiently distinctive to avoid the consumer impression that such other marks or their owners are associated with Licensor.

     3.   Ownership.

          3.1 Ownership of Licensed Marks. Licensee acknowledges that it has no interest in the Licensed Marks other than the license granted under this Agreement and that Licensor is the sole and exclusive owner of all right, title and interest in the Licensed Marks. Licensee agrees that sales and services by Licensee shall be deemed made by Licensor for the purposes of trademark registration and that Licensee's use of the Licensed Marks will inure solely to the benefit of Licensor and will not create any right, title or interest for Licensee in the Licensed Marks other than the license granted under this Agreement.

          3.2 No Contest. Licensee agrees that it will not contest, oppose or challenge Licensor's ownership of the Licensed Marks. Licensee agrees that it will do nothing to impair Licensor's ownership or rights in the Licensed Marks. In particular, Licensee will not register or attempt to register the Licensed Marks in any jurisdiction and will not oppose Licensor's registration of the Licensed Marks, alone or with other words or designs, in any jurisdiction. If Licensee uses, registers or applies to register a licensed mark that violates its obligations under this section, Licensee agrees, at Licensor's request, to abandon the use of such mark and any application or registration for such mark.

          3.3 Adverse Use. Each party shall notify the other of any adverse on-line use by a third party of the Licensed Marks or of a mark or name confusingly similar to the Licensed Marks. Licensee agrees to take no action with respect thereto except with the prior written authorization of Licensor. Licensor may thereupon take such action as it in its sole discretion deems advisable for the protection of its rights in and to the Licensed Marks, including allowing Licensee to bring and prosecute a claim against such third party at Licensee's expense. Licensee further agrees to provide full cooperation with any legal or equitable action by Licensor to protect Licensor's rights, title and interest in the Licensed Marks. The party responsible for bringing and prosecuting any infringement proceedings and for the expenses associated with such proceedings shall have the sole right to retain any damages recovered in such proceedings.

          3.4 Assistance. Licensee shall assist Licensor in complying with any formalities to protect the Licensed Marks under foreign law, such as registering the Licensed Marks, registering this Agreement or filing as a registered user. Licensee agrees to execute any documents reasonably requested by Licensor, including, but not limited to, applications for registered user or additional licenses for recording with the appropriate authorities. Licensee may propose to Licensor in writing that additional applications for trademark or domain name registrations be filed. Such applications may be made at Licensor's discretion and at Licensor's expense. If Licensor does not undertake to initiate such any such application proposed by Licensee within 30 days of receiving Licensee's request for such action, then Licensee may initiate, at Licensee's expense, in Licensor's name, the requested application. Upon termination or expiration of the license to use the Licensed Marks in a country to which this section applies, Licensor and Licensee shall cancel the registered user registration or recording of the Agreement in such country. Licensee agrees to execute any documents reasonably requested by Licensor to complete such cancellations.

          3.5 Infringement Warranty and Indemnification. Licensor represents and warrants to Licensee it owns the trademark applications and registrations identified in Exhibit B hereto. Licensor shall indemnify, defend and hold Licensee harmless from and against any and all losses, claims, damages, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees) arising out of any third party claim, judgment or adjudication against Licensee that the Licensed Marks infringe third party's trademark rights in the jurisdictions identified in Exhibit B as jurisdictions in which Licensor has been issued a trademark registration and for services identified in those registrations, provided that Licensee (a) promptly notifies Licensor in writing of any such claim and (b) permits Licensor to assume sole control of the defense and/or settlement of such claim. Licensor shall defend or settle any such claim at Licensor's expense and with Licensor's choice of counsel. Licensee shall cooperate with Licensor, at Licensor's expense, in defending or settling such claim, and Licensee may join in defense with counsel of its choice at Licensee's expense. Licensee may not settle any claim without Licensor's consent. Licensor shall have no liability hereunder to the extent that the infringement arises solely from any use or modification of the Licensed Marks not permitted hereunder.

          3.6 Maintenance of Quality and Value of Licensed Marks. Licensor shall not do any act or thing that would damage the reputation for quality inherent in the Licensed Marks. Without limiting the foregoing, in all uses of the Licensed Marks Licensor shall maintain the highest standards of product quality, honesty, integrity, fair dealing and ethics. Licensor shall not sell or offer of sale under the Licensed Marks any pet-related product that is inconsistent with maintaining the association of the Licensed Marks with safe, humane and responsible pet ownership. Licensor shall not sell or offer for sale under the Licensed Marks any animal for research or experimentation. Licensor shall monitor the quality of all services under the Licensed Marks provided by parties to whom Licensor has granted licenses.

     4.   Term and Termination.

          4.1 Term of Use. This Agreement shall begin on the Effective Date and shall continue until terminated in accordance with the provisions of this Agreement.

          4.2  Termination by Licensor.

               (a) In the event Licensee breaches any of its material obligations under Sections 1, 2 or 3 of this Agreement, with respect to use of the

Licensed Marks in connection with obscene, unsafe, inhumane or violent products, practices, or activities, or those that are deeply offensive to accepted standards of propriety or decency, or the on-line sale of dog or cats for any purpose, or the on-line sale of any animals for research or experimentation purposes, Licensor may terminate this Agreement and the license granted hereunder by giving notice in writing to Licensee of the default. The parties agree that whether a product, practice or activity is unsafe or inhumane shall be governed by the standards followed or approved by the American Humane Association and/or the American Society for the Prevention of Cruelty to Animals. In the event Licensee does not correct or eliminate the default within 45 days from the date of receipt of such notice, this Agreement, including the license to use the Licensed Marks, shall terminate at the end of such 45 day period.

               (b) In the event Licensee breaches any of its other material obligations under Sections 1, 2 or 3 of this Agreement, Licensor shall give notice in writing to Licensee of the default. Licensor shall then have 30 days to cure the default. If Licensee does not effect a cure to Licensor's satisfaction, the chief executive officers of Licensor and Licensee shall, within the following 15 days, confer in good faith for the purpose of satisfactorily resolving the default. If a resolution satisfactory to Licensor is not achieved within said 15 days, the parties agree promptly to submit the dispute to a non-binding one day mediation session held in San Francisco, California through Judicial Arbitration & Mediation Services/Endispute, Inc. ("JAMS") under the then existing JAMS Rules of Practice and Procedure by a mediator mutually selected by the parties or, if no agreement can be promptly reached on the selection of a mediator, then by the procedures for selecting a mediator set forth in such rules. The mediation session shall take place no later than 30 days from the appointment of a mediator. If such mediation is unsuccessfiil in resolving the dispute, either party may then take whatever legal actions it deems appropriate, including, without limitation, seeking judicial relief, and/or terminating this Agreement. In the event that Licensor terminates this Agreement as a result of a breach by Licensee as described in this Section 4.2(b) neither Licensor nor any of its licensees may use the Licensed Marks for the purpose of operating an on-line retail pet supply business for a [*]. During such [*], internet domain traffic to the PETSMART.COM URL will be redirected in a manner satisfactory to both parties to an alternative domain name to be selected by Licensee.

               (c) Licensor shall have the right to terminate this Agreement and the license granted hereunder by giving written notice to Licensee if any other retail mass merchandiser or specialty pet supply retailer beneficially owns, direct or indirectly, fifteen percent (15%) or more of the then outstanding common stock equivalents or total voting power of Licensee.

For purposes of this Section 4.2(b): (i) the term beneficial ownership shall have the meaning set forth in Section 13(d) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; (ii) the term total voting power shall

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

mean, at any time, the total number of votes that may be cast in the election of directors of Licensee at any meeting of the holders of voting securities held at such time for such purpose; and (iii) the term voting securities shall mean the common stock of Licensee and any other securities issued by Licensee having the power to vote in the election of directors of Licensee, including without limitation any securities having such power only upon the occurrence of a default or any other extraordinary contingency.

               (d) Licensor shall have the right to terminate this Agreement and the license granted hereunder by giving written notice to Licensed if Licensee ceases use of the licensed mark PETSMART as a URL entirely or as its dominant URL for a period of 30 days.

          4.3 Automatic Termination. In the event that Licensee dissolves or liquidates or ceases to engage in its business, files a petition in bankruptcy, is adjudicated a bankrupt or files a petition or otherwise seeks relief under or pursuant to any bankruptcy, insolvency or reorganization statute or proceeding, or if a petition in bankruptcy is filed against it and is not discharged within 60 days thereafter or if Licensee makes an assignment for the benefit of its creditors or if a custodian, receiver or trustee is appointed for it or for a substantial portion of its business or assets and such appointment is not discharged within 60 days thereafter, then this Agreement shall terminate automatically and forthwith.

          4.4 Consequences of Termination. In the event of any termination or expiration of this Agreement, Licensee agrees to discontinue immediately all use of the Licensed Marks. In the event of such termination or expiration, Licensee shall promptly destroy or return to Licensee, at Licensee's expense, all advertising or promotional materials, stationery or other materials that bear the Licensed Marks.

     5. Miscellaneous.

          5.1 Governing Law. This Agreement shall be governed by and construed in accordance with federal laws as they apply to trademark matters and in accordance with the laws of the State of California as applied to contracts entered into and to be performed entirely within the State of California without regard to conflicts of laws principles.

          5.2 Notices. Any notice given under this Agreement shall be in writing and shall be delivered to the addresses set forth below the signatures of the parties, unless a party changes its address by written notice to the other party. Notices shall be deemed effectively given upon five (5) days following being mailed by certified or registered mail, return receipt requested, upon the next business day following being sent by U.S. Express Mail or by a major U.S. express document courier, or upon receipt of confirmation following transmission by facsimile machine. Any notice by Licensor of breach or termination under Section 4 must explicitly state that it is a notice under Section 4 of this Agreement.

          5.3 Entire Agreement. This Agreement constitutes the complete, final and exclusive agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior oral or written representations, conditions, warranties, understandings, proposals or agreements between the parties regarding the subject matter hereof.

          5.4 Amendment and Waiver. No provision of this Agreement may be amended or waived except by a writing signed by both parties.

          5.5 Severability. Any invalidity, in whole or in part, of one provision of this Agreement shall not affect the validity of any other provision of this Agreement.

          5.6 Survival. In the event of termination of this Agreement and the license granted hereunder in accordance with the provisions of Sections 4.1, 4.2 or 4.3 hereof, the obligations set forth in Sections 2.2, 2.3, 3.1, 3.2, 3.5,
4.4 and 5 shall remain in full force and effect.

          5.7 Successors. Subject to the prohibitions against assignment contained herein, this Agreement shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and permitted assigns.

          5.8 Legal Fees. In the event either party hereto shall institute any action to enforce any rights hereunder, the prevailing party in such action shall be entitled, in addition to any other relief awarded by the court, to recover its reasonable attorney's fees and litigation expenses.

          5.9 Equitable Relief. Licensee acknowledges and agrees that any breach of its obligations under this Agreement with respect to limitations upon its use of the Licensed Marks will result in irreparable harm to Licensor which cannot be reasonably or adequately compensated in damages, Licensor shall be entitled to injunctive and/or equitable relief to prevent a breach and to secure enforcement thereof, in addition to any other relief or award to which Licensor may be entitled.

          5.10 Non-Assignability; Non-Transferability. Licensor acknowledges that Licensee may propose sublicenses and categories of sublicenses for Licensor's consideration in order to fully exploit the business opportunities that both parties anticipate their collaboration will provide. Licensor's prior written approval, which shall not be unreasonably withheld, shall be required prior to the granting of any such sublicense. This Agreement may not be otherwise assigned or transferred in any manner by Licensee without the prior written consent of Licensor. Licensor acknowl-edges that, consistent with the license granted herein, Licensee shall have the right to place banner and promotional advertisements featuring the Licensed Marks, and create hot links to the PETSMART.COM site, on third party web sites. No assignee for the benefit of creditors, custodian, receiver, trustee in bankruptcy, sheriff or any other officer of the court or official charged with taking over custody of Licensee's assets or business shall have the right to continue this Agreement or to exploit or in anyway use the Licensed Marks if this Agreement terminates pursuant to Section 4.3 above.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Licensor:                                Licensee:



PETsMART, INC.                           PETSMART.COM
a Delaware Corporation                   a Delaware Corporation


By:   /s/ Philip L. Francis              By:   /s/ Tom McGovern
   ------------------------------           ---------------------------------

Name:  Philip L. Francis                 Name:    Tom McGovern
       --------------------------            --------------------------------

Address:  19601 N. 27th Avenue           Address:  130 West Union
          Phoenix, Arizona 85027                   Pasadena, California 91103

Date:                                    Date:     5/12/99
      ---------------------------             -------------------------------

                                   EXHIBIT A

                                ---------------
                                   PETSMART
                                ---------------
                                 PETSMART.COM
                                ---------------
                                   PETsMART
                                ---------------

                                ---------------
                                  R.C. STEELE
                                ---------------
                                 RCSTEELE.COM
                                ---------------

                                   EXHIBIT B

            PETsMART, Inc. Trademark Registrations and Applications

                    PETSMART Applications and Registrations

========================================================================================================
Country               Class(es)            Registration or                      Registration or
                                         Application Number                     Application Date
--------------------------------------------------------------------------------------------------------
United States      Int'l Class 16       Registration No. 1,914,862             Registered 8/29/95
--------------------------------------------------------------------------------------------------------
                   Int'l Class 42       Registration No. 1,559,337             Registered 10/3/89
========================================================================================================


                            R.C. STEELE Registration

========================================================================================================
Country               Class(es)            Registration or                      Registration or
                                         Application Number                     Application Date
--------------------------------------------------------------------------------------------------------
United States      Int'l Class 42       Registration No. 1,543,985             Registered 6/13/89
========================================================================================================


        PETsMART with Bouncing Ball Logo Applications and Registrations

========================================================================================================================
Country               Class(es)                        Registration or                    Registration or
                                                     Application Number                   Application Date
------------------------------------------------------------------------------------------------------------------------
United States      Int'l Class 42                    Registration No. 1,751,656          Registered 2/9/93
                --------------------------------------------------------------------------------------------------------
                   Int'l Class 42                    Registration No. 2,003,185          Registered 9/24/96
------------------------------------------------------------------------------------------------------------------------
Argentina          Int'l Class 35                    Application No. 2017374             Filed 1/15/96
                --------------------------------------------------------------------------------------------------------
                   Int'l Class 42                    Application No. 2017375             Filed 1/15/96
------------------------------------------------------------------------------------------------------------------------
Austria            Int'l Classes 16, 31,             Registration No. 171.581            Registered 9/16/97
                   38 and 42
------------------------------------------------------------------------------------------------------------------------
Benelux            Int'l Classes 35 and 42           Registration No. 533126             Registered 5/24/93
------------------------------------------------------------------------------------------------------------------------
Brazil             Brazilian Class 39.30             Application No. 819175099           Filed 1/23/97
------------------------------------------------------------------------------------------------------------------------
Brazil             Brazilian Class 40.15             Registration No. 819175102          Registered 12/12/98
------------------------------------------------------------------------------------------------------------------------
Canada             N/A                               Registration No. 474251             Registered 4/7/97
========================================================================================================================

============================================================================================================================
Country                                       Class(es)                       Registration or            Registration or
                                                                            Application Number           Application Date
----------------------------------------------------------------------------------------------------------------------------
Chile                           Commercial Establishment                  Registration No. 477102        Registered 1/17/97
                                Class covering goods in
                                Classes 3, 5, 8, 18, 20,
                                21 and 28
                             ------------------------------------------------------------------------------------------------
                                Int'l Class 35                            Registration No. 477100        Registered 1/17/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 42                            Registration No. 477101        Registered 1/17/97
----------------------------------------------------------------------------------------------------------------------------
Columbia                        Int'l Class 42                            Application No. 96018775       Filed 4/18/96
----------------------------------------------------------------------------------------------------------------------------
Costa Rica                      Int'l Class 42                            Registration No. 97993         Registered 11/22/96
----------------------------------------------------------------------------------------------------------------------------
Czech Republic                  Int'l Classes 16, 31                      Registration No. 212571        Registered 9/28/98
                                and 42
----------------------------------------------------------------------------------------------------------------------------
Denmark                         Int'l Classes 16, 31                      Application No. 616/1997       Filed 2/5/97
                                and 42
----------------------------------------------------------------------------------------------------------------------------
Dominican Republic              Dominican Class 63                        Registration No. 84,421        Registered 6/15/96
----------------------------------------------------------------------------------------------------------------------------
                                Dominican Class 70                        Registration No. 84,511        Registered 6/15/96
                             -----------------------------------------------------------------------------------------------
ECTM                            Int'l Classes 1, 5, 7, 9,                 Application No. 182,105        Filed 4/1/96
                                11, 16, 18, 19, 20, 21,
                                28, 31, 41, and 42
----------------------------------------------------------------------------------------------------------------------------
Egypt                           Int'l Class 16                            Application No. 105108         Filed 2/12/97
----------------------------------------------------------------------------------------------------------------------------
                                Int'l Class 31                            Application No. 105109         Filed 2/12/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 42                            Application No. 105110         Filed 2/12/97
----------------------------------------------------------------------------------------------------------------------------
Finland                         Int'l Classes 16, 31,                     Registration No. 209002        Registered 1/30/98
                                35, 38, 41 and 42
----------------------------------------------------------------------------------------------------------------------------
France                          Int'l Class 42                            Registration No. 93/497203     Registered 12/17/93
----------------------------------------------------------------------------------------------------------------------------
Germany                         Int'l Classes 35 and 42                   Registration No. 2101210       Registered 9/24/96
----------------------------------------------------------------------------------------------------------------------------
Greece                          Int'l Class 42                            Registration No. 128734        Registered 3/17/98
----------------------------------------------------------------------------------------------------------------------------
Guatemala                       Int'l Class 42                            Registration No. 88005         Registered 11/14/97
----------------------------------------------------------------------------------------------------------------------------
Hong Kong                       Int'l Class 42                            Application No. 95-15677       Filed 12/11/95
----------------------------------------------------------------------------------------------------------------------------
Iceland                         Int'l Classes 16, 31,                     Registration No. 906/1997      Registered 7/24/97
                                35 and 42
----------------------------------------------------------------------------------------------------------------------------
India                           Int'l Class 16                            Application No. 733031         Filed 2/6/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 21                            Application No. 733035         Filed 2/6/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 28                            Application No. 733033         Filed 2/6/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 31                            Application No. 733032         Filed 2/6/97
----------------------------------------------------------------------------------------------------------------------------
Ireland                         Int'l Class 42                            Registration No. 200610        Registered 7/1/96
----------------------------------------------------------------------------------------------------------------------------
Israel                          Int'l Class 16                            Application No. 110407         Filed 2/13/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 31                            Application No. 110408         Filed 2/13/97
----------------------------------------------------------------------------------------------------------------------------


============================================================================================================================
Country                                       Class(es)                       Registration or            Registration or
                                                                            Application Number           Application Date
----------------------------------------------------------------------------------------------------------------------------
                                Int'l Class 35                            Application No. 122469         Filed 9/16/98
----------------------------------------------------------------------------------------------------------------------------
                                Int'l Class 42                            Application No. 110409         Filed 2/13/97
----------------------------------------------------------------------------------------------------------------------------
Italy                           Int'l Class 42                            Registration No. 660.723       Registered 10/17/95
----------------------------------------------------------------------------------------------------------------------------
Japan                           Int'l Class 42                            Registration No. 4093798       Registered 12/19/97
----------------------------------------------------------------------------------------------------------------------------
Kuwait                          Int'l Class 42                            Application No. 36896          Filed 6/18/97
----------------------------------------------------------------------------------------------------------------------------
Malaysia                        Int'l Class 5                             Application No. 96/2003,644    Filed 4/10/96
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 16                            Application No. 96/2003,645    Filed 4/10/96
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 18                            Application No. 96/2003,646    Filed 4/10/96
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 21                            Application No. 96/2003,647    Filed 4/10/96
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 28                            Application No. 96/2003,649    Filed 4/10/96
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 31                            Application No. 96/2003,650    Filed 4/10/96
----------------------------------------------------------------------------------------------------------------------------
Mexico                          Int'l Class 42                            Registration No. 453616        Registered 3/4/94
----------------------------------------------------------------------------------------------------------------------------
New Zealand                     Int'l Class 42                            Registration No. B227109       Registered 5/21/93
----------------------------------------------------------------------------------------------------------------------------
Nicaragua                       Int'l Class 42                            Registration No. 32,286 C.C.   Registered 11/5/96
----------------------------------------------------------------------------------------------------------------------------
Norway                          Int'l Classes 16, 31                      Application No. 970698         Filed 1/28/97
                                and 42
----------------------------------------------------------------------------------------------------------------------------
Panama                          Int'l Class 42                            Registration No. 081120        Registered 6/3/96
----------------------------------------------------------------------------------------------------------------------------
Peru                            Int'l Class 42                            Registration No. 7999          Registered 8/16/96
----------------------------------------------------------------------------------------------------------------------------
Phillipines                     Int'l Class 42                            Application No. 107313         Filed 4/11/96
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 42                            Not yet available              Filed 4/11/96
----------------------------------------------------------------------------------------------------------------------------
Poland                          Int'l Classes 16, 31                      Application No. Z-169944       Filed 2/19/97
                                and 42
----------------------------------------------------------------------------------------------------------------------------
Portugal                        Int'l Classes 42                          Registration No. 314.349       Registered 9/9/96
----------------------------------------------------------------------------------------------------------------------------
Russian Federation              Int'l Classes 16, 31                      Registration No. 164447        Registered 5/15/98
                                and 42
----------------------------------------------------------------------------------------------------------------------------
Saudi Arabia                    Int'l Class 16                            Application No. 39747          Filed 7/12/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 31                            Application No. 39771          Filed 7/12/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 42                            Application No. 39772          Filed 7/12/97
----------------------------------------------------------------------------------------------------------------------------
Singapore                       Int'l Class 16                            Application No. 1166/97        Filed 1/31/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 31                            Application No. 1167/97        Filed 1/31/97
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 35                            Application No. 8388/98        Filed 8/21/98
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 42                            Application No. 8389/98        Filed 8/21/98
----------------------------------------------------------------------------------------------------------------------------
South African                   Int'l Class 16                            Application No. 97/1982        Filed 2/10/97
Republic                     -----------------------------------------------------------------------------------------------
                                Int'l Class 31                            Application No. 97/1983        Filed 2/10/97
----------------------------------------------------------------------------------------------------------------------------


============================================================================================================================
Country                                       Class(es)                       Registration or            Registration or
                                                                            Application Number           Application Date
----------------------------------------------------------------------------------------------------------------------------
                                Int'l Class 42                            Application No. 09701984       Filed 2/10/97
----------------------------------------------------------------------------------------------------------------------------
Spain                           Int'l Class 42                            Registration No. 1,795,187/9   Registered 7/11/95
----------------------------------------------------------------------------------------------------------------------------
Sweden                          Int'l Class 42                            Application No. 300,519        Filed 4/13/95
----------------------------------------------------------------------------------------------------------------------------
Switzerland                     Int'l Class 42                            Registration No. 412,204       Registered 5/21/93
----------------------------------------------------------------------------------------------------------------------------
Taiwan                          Int'l Class 42                            Registration No. 86168         Registered 11/1/96
----------------------------------------------------------------------------------------------------------------------------
United Arab Emirates            Int'l Class 42                            Application No. 22303          Filed 6/23/97
----------------------------------------------------------------------------------------------------------------------------
United Kingdom                  Int'l Classes 16, 18,                     Registration No. 2115265       Registered 11/11/96
                                19, 21, 28, 31,
                                and 41
                             -----------------------------------------------------------------------------------------------
                                Int'l Class 42                            Registration No. B1571365      Registered 5/10/94
----------------------------------------------------------------------------------------------------------------------------
Venezuela                       Int'l Class 42                            Application No. 4691-96        Registered 8/6/97
                             -----------------------------------------------------------------------------------------------
                                Class: Tradename                          Application No. 12570-96       Registered 3/13/98
============================================================================================================================